Exhibit 99.1

Raymond James' 30th Annual Institutional Investors Conference Financials updated through December 31, 2008 Copyright(c) Online Resources 2009 Matthew P. Lawlor Chairman & CEO March 9, 2009

Agenda Business Snapshot Business Model & Performance Key Priorities Summary Discussion Highlights

Largest Dedicated Provider of Web-based Financial Services Business Snapshot

Company Profile - Celebrating our 20th Year Founded 1989 Internet Service 1996 Initial Public Offering 1999 Headquarters Chantilly, VA Field Offices CA, NJ, OH Employees 650 Clients 1900 Billable End-Users 13 million Payments Processed Annually $110 billion Transactions Processed Annually 200 million Business Snapshot

Depth and Breadth of our Financial Domain Expertise Revenue Mix 60% 40% Business Snapshot Bill Payment & Transaction Processing Online Banking & Account Presentation Consumer Marketing & Other Services Community Banks & Credit Unions Large Banks Billers & Credit Providers 80% 10% 10%

Community Bank & Credit Union Leadership Industry's highest billpay up-sell rate Business Snapshot #1 billpay provider to community banks & CUs Full-service web solutions offering single point of accountability Best of Suite

Large Bank and Payments Leadership Business Snapshot 17 of the top 50 largest US banks Highest e-rate, lowest claims rate Leading provider for billpay processing, customized Internet banking, account opening and other premium services Best of Breed

eCommerce Leadership Business Snapshot 14 of top 20 largest US card issuers #1 provider in receivables mgmt; #3 in utilities Fully integrated web- and phone-based payment solutions offering single point of accountability Leader in web collections Best of Suite

Client Profile: High Diversification No single client has more than 3% of revenue Top 10 clients represent 16% of our business Client diversification split among banks, credit unions and billers Business Snapshot

In Sizeable Market, Scale is Critical What Makes Us Unique Banks access to over 90% of US consumer checking accounts Billers access to 6500 billers and lockbox providers End-to-End Online Payments Network Unique horizontal integration enables more "on-us" transactions for cost advantage

What Makes Us Unique In Young Market, Innovation is Critical 100% Focused on Channel Integration Ingrained in company processes, technology and culture Full control over multiple critical functions of complicated channel offerings No distractions from non-channel business lines Unique vertical integration enables agility for high speed-to-market and control

Business Snapshot Business Model & Performance Key Priorities Summary Discussion Highlights Agenda

Business Model & Performance Razor and Blade Strategy Today

Financial Strength Business Model & Performance REVENUE 2004 2005 2006 2007 2008 2009 Revenue 42.3 60.5 91.7 135.1 151.6 165 157 173.4 Millions Actual Mid-point of Guidance 2004 2005 2006 2007 2008 2009 EARNINGS Core EPS Ebitda $M Float Normalized 2004 2005 2006 2007 2008 2009

Source: FT Partners data as of 1/31/2009; 49 public firms in FT industry Business Model & Performance Core EPS Growth Ranking by Quartiles

Business Snapshot Business Model & Performance Key Priorities Summary Discussion Highlights Agenda

Priority #1: Complete 5-Year Strategic Plan After Cost Synergies Achieved, Acquisitions Poised for Revenue Synergies Acquisition Incurrent Solutions Integrated Data Systems Princeton eCom Integrated Transaction Solutions Date 2004 2005 2006 2007 Revenue $8M $4M $38M $21M Product Web Collections Custom Banking Biller Network Expedited Pay Market Card Issuers Credit Unions eCommerce Collectors Key Priorities

Substantial New Product Pipeline Key Priorities 7 of Top 20 U.S. Card Issuers For Biller & Collections Services Leading Industry Up-sell Rate Gaining Traction in Both Bank Markets Launched to 500+ Clients $10M - $35M annual revenue potential PFM/ Money HQ Account Opening PIN-less Debits Mobile Access Online Banking eCommerce Payments Expedited Payments Collections Banking Payments PFM (Money HQ) Major Enhancements Complete in 2008

Priority #2: Drive Cash Flow and Profits Key Priorities

Key Priorities Cash Flow Expectations (mid-point of Guidance in millions) 2008 2009 Pre-Debt Service Cash Flow 19 28 Debt Service 14 20 Free Cash Flow 5 8

Probability $ Financial Metrics Economic Conditions Lead to Higher Than Normal Levels of Uncertainty Client losses, sales cycles, interest rates, pricing erosion New products, sales initiatives, interest rates Normal Conditions Current Conditions Key Priorities Priority #3: Navigate Choppy Waters

Business Snapshot Business Model & Performance Key Priorities Summary Discussion Highlights Agenda

Relatively Visible Growth Model Historically Attractive Industry Valuations Large Potential Business Upside New Product Opportunities Interest Rate Expansion Track Record of Performance Investor Opportunity Summary

The following information from Online Resources Corporation contains statements about future events and expectations of Online Resources, which are "forward-looking statements." Any statement that is not a statement of historical fact may be deemed to be a forward-looking statement. These statements include: Forecasts of growth in and penetration of Online Resources' financial institution customer base, increases in the number and pricing of transactions being processed by financial institution customers and the industry in general, and growth in the number of consumers using online banking and bill payment services; Statements regarding Online Resources' plans for achieving greater profitability and its business outlook for 2009 and beyond; Statements regarding Online Resources longer-term profit targets, including but limited to user adoption rates, gross margin, and net margin targets; Statements regarding Online Resources' cash position and its ability to cover operating losses; and Other statements, including statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "seek," "intend," and other similar words that signify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Specifically factors that might cause such a difference include, but are not limited to the Company's: history of losses; dependence on the marketing efforts of third parties; potential fluctuations in operating results; ability to make and successfully integrate acquisitions of new businesses; potential need for additional capital; potential inability to prevent systems failures and security breaches; potential inability to expand services and related products in the event of substantial increases in demand; competition; ability to attract and retain skilled personnel; reliance on patents and other intellectual property; exposure to the early stage of market adoption of the services it offers; exposure to the consolidation of the banking and financial services industry; and additional risks and uncertainties discussed in filings made by the company with the Securities and Exchange Commission, including those risks and uncertainties contained under the heading "Risk Factors" in the company's Form 10-K, latest 10-Q, and S-3 as filed with the Securities and Exchange Commission. Investors, potential investors and other listeners are urged to consider these factors carefully in evaluating the forward looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. Forward-looking Statements Disclosure

Disclosure Proxy Solicitation Disclosure IMPORTANT INFORMATION AND WHERE TO FIND IT In connection with its 2009 Annual Meeting, Online Resources Corporation has filed a preliminary proxy statement and will be filing a definitive proxy statement, WHITE proxy card and other materials with the U.S. Securities and Exchange Commission ("SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ONLINE RESOURCES CORPORATION AND THE MATTERS TO BE CONSIDERED AT ITS ANNUAL MEETING. Investors may contact Morrow & Co., LLC, Online Resources Corporation's proxy advisor for the 2009 Annual Meeting, at (800) 607-0088. Investors may also obtain a free copy of the proxy statement and other relevant documents when they become available as well as other materials filed with the SEC concerning Online Resources Corporation at the SEC's website at http://www.sec.gov. Free copies of Online Resources Corporation's SEC filings are also available on the Company's website at www.orcc.com. These materials and other documents may also be obtained for free from: Beth Halloran, Sr. Director Corporate Communications, Online Resources Corporation, 4795 Meadow Wood Lane, Chantilly, VA, 20151 (703) 653-2248. CERTAIN INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION Online Resources Corporation, its directors, the individuals nominated by its Board of Directors for election as directors and certain of its officers and employees may be deemed to be participants in the solicitation of proxies from Online Resources Corporation's stockholders with respect to the matters considered at Online Resources Corporation's 2009 Annual Meeting. Information with respect to the identity of the participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the preliminary proxy statement on Schedule 14A filed with the SEC on March 6, 2009, and on Online Resources Corporation's website at www.orcc.com . Security holders can also obtain information with respect to the identity of the participants and potential participants in the solicitation and a description of their direct or indirect interests, by security holdings or otherwise, for free, by contacting: Beth Halloran, Sr. Director Corporate Communications, Online Resources Corporation, 4795 Meadow Wood Lane, Chantilly, VA, 20151 (703) 653-2248.

Beth Halloran Sr. Director of Investor Relations bhalloran@orcc.com 703.653.2248 Laura Knight Sr. Investor Relations Manager lknight@orcc.com 703.653.2229 For More Information